Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,301,851
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,633,480)
Dividend Income	463,467
Interest Income	227,763
ETF Transaction Fees	1,400
Total Income (Loss)	$(638,999)

Expenses
Management Fees	$129,969
Professional Fees	33,368
Brokerage Commissions	7,011
Directors' Fees and insurance	4,654
Total Expenses	$175,002
Net Income (Loss)	$(814,001)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/25	$203,122,544
Additions (200,000 Shares)	13,897,902
Net Income (Loss)	(814,001)

Net Asset Value End of Month	$216,206,445
Net Asset Value Per Share (3,150,000 Shares)	$68.64

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,261,500
Unrealized Gain (Loss) on Market Value of Commodity Futures	6,746,837
Dividend Income	351,228
Interest Income	191,551
ETF Transaction Fees	1,400
Total Income (Loss)	$8,552,516

Expenses
Management Fees	$82,802
Professional Fees	28,821
Brokerage Commissions	2,903
Directors' Fees and insurance	3,508
Total Expenses	$118,034
Net Income (Loss)	$8,434,482

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/25	$153,403,959
Additions (200,000 Shares)	5,729,177
Withdrawals ((100,000) Shares)	(2,901,565)
Net Income (Loss)	8,434,482

Net Asset Value End of Month	$164,666,053
Net Asset Value Per Share (5,800,000 Shares)	$28.39

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,563,351
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,113,357
Dividend Income	814,695
Interest Income	419,314
ETF Transaction Fees	2,800
Total Income (Loss)	$7,913,517

Expenses
Management Fees	$212,771
Professional Fees	62,189
Brokerage Commissions	9,914
Directors' Fees and insurance	8,162
Total Expenses	$293,036
Net Income (Loss)	$7,620,481

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 2/1/25	$356,526,503
Additions (400,000 Shares)	19,627,079
Withdrawals (100,000 Shares)	(2,901,565)
Net Income (Loss)	7,620,481

Net Asset Value End of Month	380,872,498

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596